UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 1999


                               Danzer Corporation
               (Exact name of issuer as specified in its charter)


New York                               0-17430                   13-3431486
(State or other jurisdiction      (Commission File               (I.R.S.Employer
of incorporation)                      Number)               Identification No.)

17500 York Road, Hagerstown, MD                                      21740
(Address of principal executive offices)                         (Zip Code)



(Registrant's telephone number, including area code: (301) 582-2000

                        Global Environmental Corporation
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.


         Effective September 30, 1999, Danzer Corporation (the "Company") appointed Linton, Shafer & Company, P.A. as its independent auditors for the fiscal year ending October 31, 1999, to replace the firm of Rudolph Palitz LLP, who was dismissed as auditors of the Company contemporaneously therewith and has been asked to furnish a letter to the Securities & Exchange Commission to the effect that it has no material disagreements with the statements made in this
Item 4.

         Management represents as follows:

                  (a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (b) The decision to change accountants from Rudolph Palitz LLP (the "Accountant") to Linton, Shafer & Co has been approved by the Company's Board of Directors

                  (c) During the registrant's two most recent fiscal years and any subsequent interim period, there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant.

                  (d) The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in
         Item 304(a)(1)(v) of Regulation S-K, including but not limited to:

                           (i) except as indicated in (f) below, the Accountant
                  has not advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                           (ii) the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                           (iii) the Accountant has not advised the registrant
                  of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant's attention that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
                  (B) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

                           (iv) the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

                  (e) During the last two fiscal years and prior to September 30, 1999, neither the registrant nor anyone acting on behalf of the registrant consulted with Linton, Shafer & Company, P.A. regarding (i)

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         either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant=s financial statements, and either a written report was provided to the registrant or oral advice was provided that Linton, Shafer & Company, P.A. concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to such item) or a reportable event (as described in paragraph 304(a)(1)(v).

                  (f) The Accountant indicated in its management letter to the Company's Board of Directors for fiscal 1997 that it had "noted numerous general ledger accounts (for example, cash fixed assets, accruals, intercompany accounts, etc.) had not been reviewed or analyzed during the year. This resulted in material errors in the accounting records, year-end adjustments and numerous delays in completing the annual audit. Many of these errors were not detected during the year because accounts were not reconciled and analyzed on a timely basis. The failure to analyze and reconcile accounts each month causes delay in closing the accounting records, inaccurate monthly financial statements and, possibly, inadequate quarterly filings by the Company on Forms 10-Q.

                  "We recommend that all significant general ledger accounts be reviewed monthly. Management should develop a priority list for each monthly closing and assign responsibilities to the appropriate employees. This will strengthen the monthly financial reporting and provide timely and accurate financial results. In addition, the Company's CFO should review and approve accounting reconciliations on a monthly basis."

                  The letter continued: "The Company's failure to review, analyze and reconcile various general ledger accounts during the year as described above, resulted in a substantial delay in the Company's year-end closing and preparation of financial statements. Consequently, the Company was unable to meet its deadline or extension for filing its financial statements with the Securities and Exchange Commission ("SEC").

                  "We strongly recommend that the Company strengthen its monthly financial reporting in order to ensure that a late filing does not occur in the future. The Company should consider hiring additional accounting personnel to assist in this process."

                  The Accountant's management's letter for 1998 repeated the above comment and added the following: In addition, the Company did not make timely quarterly filings of 10-Q throughout 1998 as required by the SEC.

                  The Company identified significant general accounts that it deems critical to accurate financial statements and has begun to reconcile on a monthly basis. In addition, the Company now reviews accruals on a quarterly basis.

                  (g) The registrant has provided the Accountant with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The registrant has requested that the Accountant furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant. The Company has appended such letter hereto as Exhibit 16.

    Item 7.  Financial Statements and Exhibits.

    Exhibit 16. Letter re change in certifying accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: October 6, 1999
                                                Danzer Corporation


                                                /s/ Terry Moore
                                                --------------------------------
                                                Terry Moore, Vice President and
                                                       Chief Financial Officer